UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 1, 2009 (December 1, 2009)
EXPRESS SCRIPTS, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-20199	43-1420563
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

One Express Way, St. Louis, MO	63121
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number including area code: 314-996-0900
No change since last report
(Former Name or Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On December 1, 2009, Express Scripts, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on
Form 8-K (the “Original Form 8-K”) in connection with the completion on December 1, 2009 of the acquisition of all of the shares and equity interests of three subsidiaries of Wellpoint, Inc., an Indiana corporation (“Wellpoint”), NextRx, Inc., NextRx Services, Inc., and NextRx, LLC, that provide pharmacy benefit management services (the “PBM Business”).
This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to present certain financial statements of the PBM Business and to present certain unaudited pro forma financial information in connection with the Company’s acquisition of the PBM Business, which financial statements and unaudited pro forma information are filed as exhibits hereto.
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired
The audited combined balance sheets of the PBM Business as of December 31, 2008, 2007 and 2006, and the related audited combined statements of income, cash flows and parent company’s net investment for each of the three years in the period ended December 31, 2008, the Notes to Combined Financial Statements and the Report of Independent Registered Public Accounting Firm are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.
The unaudited interim combined balance sheets of the PBM Business as of September 30, 2009 and 2008, the interim unaudited combined statements of income, cash flows and parent company’s net investment for the three and nine months ended September 30, 2009 and September 30, 2008 and the Notes to the Combined Financial Statements are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.
(b) Pro Forma Financial Information
The unaudited pro forma condensed combined financial information of the Company and its subsidiaries as of, and for the nine months ended September 30, 2009 and for the year ended December 31, 2008, giving effect to the Company’s acquisition of the PBM Business, are filed as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated by reference herein.
(c) Exhibits
     See the Index to Exhibits

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPRESS SCRIPTS, INC. (Registrant)
Date: February 10, 2010	By:	/s/ Keith J. Ebling
Keith J. Ebling
Executive Vice President and General Counsel

INDEX TO EXHIBITS

Number	Description
2.1	Stock and Interest Purchase Agreement among Express Scripts, Inc. and WellPoint, Inc., dated April 9, 2009. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed April 14, 2009)

The Stock and Interest Purchase Agreement (the “Agreement”) has been filed to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about the Company, WellPoint, or their respective subsidiaries and affiliates. The representations and warranties in the Agreement are the product of negotiations among the Company and WellPoint and are for the sole benefit of the Company and WellPoint, in accordance with and subject to the terms of the Agreement, and are not necessarily intended as characterizations of actual facts or circumstances as of the date of the Agreement or as of any other date. In addition, the representations and warranties in the Agreement may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company and WellPoint.

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1	Press release dated December 1, 2009 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on December 1, 2009)

99.2	Audited Combined Financial Statements of the Pharmacy Benefit Management Business of WellPoint, Inc. as of and for the Years Ended December 31, 2008, 2007 and 2006

99.3	Unaudited Combined Financial Statements of the Pharmacy Benefit Management Business of WellPoint, Inc. as of and for the Three and Nine Months Ended September 30, 2009 and 2008

99.4	Unaudited pro forma condensed combined financial information of the Company and its subsidiaries as of and for the nine months ended September 30, 2009 and for the year ended December 31, 2008, giving effect to the Company’s acquisition of the PBM Business.